UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2005

I2 TELECOM INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Washington	0-27704	91-1426372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Abernathy Road, Suite 1800, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 512-7174

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by i2 Telecom International, Inc. (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company’s or the Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement

On November 3, 2005, the Company issued to Braswell Enterprises, LP (“Braswell”), a $50,000 promissory note (the “Braswell Note”) in the form attached hereto as Exhibit 10.1 and warrants to purchase 125,000 common shares of the Company exercisable at $0.20 per share for a three-year period (the “Braswell Warrant”) in the form attached hereto as Exhibit 4.1. On November 18, 2005, the Company issued to Dr. Angela Ranzini (“Ranzini”), a $25,000 promissory note (the “Ranzini Note”) in the form attached hereto as Exhibit 10.2 and warrants to purchase 62,500 common shares of the Company exercisable at $0.20 per share for a three-year period (the “Ranzini Warrant”) in the form attached hereto as Exhibit 4.3. Additionally, on November 18, 2005, the Company issued to Mena Investment (“Mena”), a $25,000 promissory note (the “Mena Note”) in the form attached hereto as Exhibit 10.3 and warrants to purchase 62,500 common shares of the Company exercisable at $0.20 per share for a three-year period (the “Mena Warrant”) in the form attached hereto as Exhibit 4.2. On November 23, 2005, the Company issued to Vestal Venture Capital (“Vestal” and collectively with Braswell, Ranzini and Mena, the “Investors”), a $175,000 promissory note (the “Vestal Note” and collectively with the Braswell Note, the Ranzini Note and the Mena Note, the “Promissory Notes”) in the form attached hereto as Exhibit 10.4 and warrants to purchase 437,500 common shares of the Company exercisable at $0.20 per share for a three-year period (the “Vestal Warrant” and collectively with the Braswell Warrant, the Ranzini Warrant and the Mena Warrant, the “Warrants”) in the form attached hereto as Exhibit 4.4. In connection with Vestal’s investment, Mr. Arena, the Company’s Chief Executive Officer, executed a guaranty dated November 23, 2005 with Vestal (the “Guaranty”) in the form attached hereto as Exhibit 10.9. The Promissory Notes and Warrants were issued without registration under the Securities Act of 1933 (the “Act”) in reliance upon the exemption set forth in Section 4(2). The Investors in this financing qualified as an “accredited investor” as that term is defined in the Act, as amended. The following conditions were all met with respect to this transaction: (1) the Company did not advertise this issuance in any public medium or forum, (2) the Company did not solicit any investor with respect to this issuance, (3) the Company did not publicize any portion of the purchase or sale of the shares issued, (4) none of the shares issued were offered in conjunction with any public offering, (5) neither the Company nor the Investors paid any fees to any finder or broker-dealer.

The securities sold pursuant to the equity financing have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration requirements. Pursuant to individual Registration Rights Agreements between the Company and the Investors, dated the same date as the Investors Promissory Notes, respectively, in the forms attached hereto as Exhibit 10.5, Exhibit 10.6, Exhibit 10.7 and Exhibit 10.8 (collectively, the “Registration Rights Agreements”), the Company has agreed to provide piggyback registration rights to the Investors for a period of one year for the common stock to be issued upon exercise of the Warrants.

This announcement is not an offer to sell securities of the Company and any opportunity to participate in the private placement was available to a very limited group of accredited investors.

The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the Promissory Notes, Guaranty, Warrants and Registration Rights Agreements.

Item 3.02 Unregistered Sales of Equity Securities

The information called for by this item is contained in Item 1.01, which is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

4.1	Warrant dated November 3, 2005 by and betwen the Registrant and Braswell Enterprises, LP.

4.2	Warrant dated November 18, 2005 by and between the Registrant and Mena Investment.

4.3	Warrant dated November 18, 2005 by and between the Registrant and Dr. Angela Ranzini.

4.4	Warrant dated November 23, 2005 by and between the Registrant and Vestal Venture Capital.

10.1	Promissory Note dated November 3, 2005 by and between the Registrant and Braswell Enterprises, LP.

10.2	Promissory Note dated November 18, 2005 by and between the Registrant and Dr. Angela Ranzini.

10.3	Promissory Note dated November 18, 2005 by and between the Registrant and Mena Investment.

10.4	Promissory Note dated November 23, 2005 by and between the Registrant and Vestal Venture Capital.

10.5	Registration Rights Agreement dated November 3, 2005 by and between the Registrant and Braswell Enterprises, LP.

10.6	Registration Rights Agreement dated November 18, 2005 by and between the Registrant and Dr. Angela Ranzini.

10.7	Registration Rights Agreement dated November 18, 2005 by and between the Registrant and Mena Investment.

10.8	Registration Rights Agreement dated November 23, 2005 by and between the Registrant and Vestal Venture Capital.

10.9	Guaranty dated November 23, 2005 by and between Paul Arena and Vestal Venture Capital.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I2 TELECOM INTERNATIONAL, INC.
(Registrant)

Date December 7, 2005

	By:	/s/ Paul Arena
	Name:	Paul Arena
	Title:	Chief Executive Officer and Principal Financial Officer

Exhibit Index

Exhibit Number	Description
4.1	Warrant dated November 3, 2005 by and betwen the Registrant and Braswell Enterprises, LP.

4.2	Warrant dated November 18, 2005 by and between the Registrant and Mena Investment.

4.3	Warrant dated November 18, 2005 by and between the Registrant and Dr. Angela Ranzini.

4.4	Warrant dated November 23, 2005 by and between the Registrant and Vestal Venture Capital.

10.1	Promissory Note dated November 3, 2005 by and between the Registrant and Braswell Enterprises, LP.

10.2	Promissory Note dated November 18, 2005 by and between the Registrant and Dr. Angela Ranzini.

10.3	Promissory Note dated November 18, 2005 by and between the Registrant and Mena Investment.

10.4	Promissory Note dated November 23, 2005 by and between the Registrant and Vestal Venture Capital.

10.5	Registration Rights Agreement dated November 3, 2005 by and between the Registrant and Braswell Enterprises, LP.

10.6	Registration Rights Agreement dated November 18, 2005 by and between the Registrant and Dr. Angela Ranzini.

10.7	Registration Rights Agreement dated November 18, 2005 by and between the Registrant and Mena Investment.

10.8	Registration Rights Agreement dated November 23, 2005 by and between the Registrant and Vestal Venture Capital.

10.9	Guaranty dated November 23, 2005 by and between Paul Arena and Vestal Venture Capital.